1 F O U R T H Q U A R T E R 2 0 2 2 Wabtec Financial Results and Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward looking statements include statements regarding: Wabtec’s plans, objectives and intention; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 RAFAEL SANTANA President and Chief Executive Officer W A B T E C Today’s participants JOHN OLIN Executive Vice President and Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations 3

WABTEC

4Q 2022 overview

SALES	$2.31B	Up 11.2% YoY
OPERATING MARGIN	10.7% GAAP	15.3% Adjusted(2)
EARNINGS PER SHARE	$0.86 GAAP	$1.30 Adjusted(2)
CASH FLOW FROM OPERATIONS(1)	$410M	
MULTI-YEAR BACKLOG	$22.44B	

4Q 2022 HIGHLIGHTS

Increased sales were driven by strong Freight segment growth … excluding impacts of FX, sales were up 15.7% YoY

Op margin lower despite higher sales growth and increased productivity … offset by unfavorable mix and higher input costs

GAAP EPS down 15.7% YoY on higher restructuring charges … adjusted EPS up 10.2% YoY from higher Freight sales

Full-year cash flow from operations of $1.04B … strong cash generation enabling investment for future growth and maximizing shareholder returns

Backlog provides improved multi-year visibility … up $272M YoY and up $680M excluding FX impacts

STRONG UNDERLYING MOMENTUM INTO 2023

4

(1) Year-over-year 4th quarter cash flow impact from securitization of accounts receivable was unfavorable $8 million
(2) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC

2023 Market Expectations

FREIGHT

NA Carloads	↔/-
Locomotive and Railcars Unparkings	↔/-
International Freight Volumes	+
NA Railcar Deliveries	+
Mining Commodities	↔/-

TRANSIT

Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS



3.2%
5.1%
20.2%
(0.1%)
(4.9%)
(3.7%)
(3.3%)
0.2%
(0.8%)
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Source: Association of American Railroads

AVG. NORTH AMERICAN PARKED LOCOMOTIVES



2018
2019
2020
2021
2022

Source: Wabtec

2022 FREIGHT VOLUMES



(1.3%)
5.0%
8.0%
(8.7%)
(0.7%)
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS Secured additional tier 4 new locomotive orders in North America now totaling over 100 units …. delivery in 2023 and 2024 Signed key international orders for locomotives and kits Signed multi-year international locomotive service contracts (South America and Kazakhstan) FLXdrive locomotive recognized for advanced sustainable technology by S&P Global and Business Intelligence Group W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement 6

WABTEC

Resilient portfolio through the cycle

Favorable end-markets



~30%
Transit
~70%
Freight
*based on
2022 sales

FREIGHT

+ Accelerating investment in the fleet
+ Strong international order pipeline
+ Growing installed base

TRANSIT

+ Increased global investment in infrastructure
+ Mega trends favor increasing ridership

Robust backlog & recurring revenue



$22.4B
$21.6B
$22.2B
$22.4B
4Q19
4Q20
4Q21
4Q22

- Strong 12-month and multi-year backlog provides resiliency and visibility despite macro volatility
- Significant recurring revenue base drives ~60% of profits



44%*
recurring
revenue
*based on
2022 sales

Demonstrated execution



OP MARGIN (1)
9.9%
11.2%
12.1%
15.1%
15.9%
16.2%
2020
2021
2022
2020
2021
2022
GAAP
Adjusted

- Expanded margins despite higher input costs, supply chain disruptions and loss of business in Russia
- Aggressively managing costs and accelerating lean actions
- Launched Integration 2.0

STRONG OUTLOOK UNDERPINNED BY RESILIENT AND PREDICTABLE EARNINGS

7

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC

Increasing visibility into 2023 and beyond



WABTEC NORTH AMERICA LOCOMOTIVES NEW & MODERNIZATIONS DELIVERIES



>500 units per year
<300 units per year
2008
2017
2023 - 2025

NORTH AMERICA LONG-TERM LOCOMOTIVE FLEET RENEWAL

Current active main-line locomotive fleet size	**~16K**
Expected life of locomotive	**~25 years**
Expected industry average annual replacement rate	**>600 locos**

8

9 STRONG SALES GROWTH DESPITE DISRUPTIONS AND MACRO VOLATILITY (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 4Q 2022 financial summary W A B T E C OP INCOME/OP MARGIN 11.2% INCREASE $264M 12.7% 2021 GAAP SALES EPS $2.07B 2021 $2.31B 2022 $247M 10.7% 2022 GAAP $334M 16.1% 2021 ADJ(1) $352M 15.3% 2022 ADJ(1) $1.02 2021 GAAP $0.86 2022 GAAP $1.18 2021 ADJ(1) $1.30 2022 ADJ(1) (UP 15.7% YoY EX-CURRENCY)

WABTEC

4Q 2022 sales



($ in millions)

PRODUCT LINE	4Q22	YOY
Equipment	$430	14.1%
Components	$241	10.6%
Digital Electronics	$225	34.7%
Services	$773	16.6%
Freight Segment	$1,669	17.1%
Transit Segment	$637	(1.7%)
TOTAL SALES	**$2,306**	**11.2%**

4Q KEY DRIVERS

EQUIPMENT
Significantly higher international locomotives sales

COMPONENTS
Higher due to improving OE railcar build and increased railcars in operation

DIGITAL ELECTRONICS
Higher demand for on-board locomotive products, software upgrades and acquisitions of Beena Vision and ARINC (22% YoY growth excluding acquisitions)

SERVICES
Larger active locomotive fleet and higher sales of MODs

TRANSIT
Decreased as a result of unfavorable foreign currency exchange … sales up 9.3% on constant currency basis

10

WABTEC

4Q 2022 consolidated gross profit



($ in millions)	GAAP	Adjusted (1)
2021 GROSS PROFIT	**$652**	**$657**
% Gross Profit Margin	*31.5%*	*31.7%*
Volume	↑↑	↑↑
Mix/Pricing	↑	↑
Raw Materials	↓	↓
Currency	↓	↓
Manufacturing/Other	↑	↑
2022 GROSS PROFIT	**$652**	**$683**
% Gross Profit Margin	*28.3%*	*29.6%*

4Q KEY DRIVERS

VOLUME
Freight segment sales growth of 17.1%

MIX/PRICING
Higher pricing partially offset by a less rich mix of products within business groups (Equipment and Services)

RAW MATERIALS
Cost pressures from higher input costs

CURRENCY
Unfavorable foreign exchange impacted gross profit $21M (operating income negatively impacted by $6M)

MANUFACTURING/OTHER
Productivity and absorption gains partially offset by higher transportation costs

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

11

12 2 0 2 1 O P I N C O M E $264 $334 % Operating Margin 12.7% 16.1% Gross Profit - 26 SG&A (8) - Engineering (8) (8) Amortization (1) - 2 0 2 2 O P I N C O M E $247 $352 % Operating Margin 10.7% 15.3% W A B T E C 4Q 2022 consolidated operating income (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations A S E X P E C T E D , L O W E R O P E R A T I N G M A R G I N D R I V E N B Y I N C R E A S E D T E C H N O L O G Y A N D I N T E G R A T I O N 2 . 0 I N I T I A T I V E S Adjusted (1) ($ in millions) GAAP

13 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Freight segment operating income was positively impacted by below-market intangible amortization of $14 million; flat versus 4th quarter 2021 (3) Foreign exchange negatively impacted Freight sales by $21 million; Foreign exchange rates had a negative $205 million impact on segment backlog 4Q 2022 Freight segment performance W A B T E C 17.1% INCREASE OP INCOME/OP MARGIN $207M 14.5% 2021 GAAP SALES BACKLOG 0.8% INCREASE YoY $1.43B 2021 $1.67B(3) 2022 $209M 12.5% 2022 GAAP $267M 18.7% 2021 ADJ(1,2) $284M 17.0% 2022 ADJ(1,2) $18.50B 2021 $18.64B(3) 2022 (UP 1.9% YoY EX-CURRENCY)(UP 18.6% YoY EX-CURRENCY)

14 (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $71 million; Foreign exchange rates had a negative $203 million impact on segment backlog 4Q 2022 Transit segment performance W A B T E C OP INCOME/OP MARGIN 1.7% DECREASE $79M 12.2% 2021 GAAP SALES BACKLOG 3.6% INCREASE YoY $648M 2021 $637M(2) 2022 $63M 9.9% 2022 GAAP $88M 13.6% 2021 ADJ(1) $95M 14.8% 2022 ADJ(1) $3.67B 2021 $3.80B(2) 2022 (UP 9.2% YoY EX-CURRENCY)(UP 9.3% YoY EX-CURRENCY)

WABTEC

Integration 2.0 on track to deliver savings by 2025

CONSOLIDATE FOOTPRINT

15+ facilities
Headcount redundancy
Office/facility rationalization

STREAMLINE MANUFACTURING

Restructure NAM distribution
Reman localization
Best-cost-country capacity expansion

SIMPLIFY THROUGH SYSTEMS ENABLEMENT

Rewire indirect source-to-pay
Data/process simplification

Cumulative savings(2)

$75-90M BY 2025



Realized
Unrealized
$5M
2022
2023
2024
2025

Restructuring charges (1)	**$46M**	**Expected total**	**$135-165M thru 2024**

(1) Restructuring expense and restructuring related one-time charges
(2) Savings include Bochum restructuring announced in the 4th quarter 2021 with a $23 million charge

15

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION[1]

CASH FROM OPS



2021
$1.07B
102% cash conv
2022
$1.04B
93% cash conv

4Q cash generation of $410M ...
cash conv of 147%

YoY cash conversion impacted by proactive inventory build ahead of higher sales and managing supply chain disruptions of critical parts

STRONG FINANCIAL POSITION

LEVERAGE



4Q21
Leverage
2.5x
4Q22
Leverage
2.2x

Debt leverage [2] improved ...
committed to maintaining investment grade ratings

Strengthening balance sheet ...
strong liquidity of $2.29B [3]

RETURN CAPITAL TO SHAREHOLDERS



2021
$300M
$92M
2022
$473M
$111M
Share repurchases
Dividends

Returning capital to shareholders ...
$584M returned through share repurchases and dividends

Announced 13% dividend increase ...
from $0.15 to $0.17 per quarter

STRONG FINANCIAL POSITION; INVESTING IN FUTURE GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At December 31, 2022, the Company's total available liquidity was $2.29 billion, which includes cash, cash equivalents and restricted cash of $0.54 billion plus $1.75 billion available under current credit facilities

16

WABTEC

2022 overview

SALES	$8.36B	Up 6.9% YoY
OPERATING MARGIN	12.1% GAAP	16.2% Adjusted(2)
EARNINGS PER SHARE	$3.46 GAAP	$4.86 Adjusted(2)
CASH FLOW FROM OPERATIONS(1)	$1.04B	

2022 HIGHLIGHTS

Increased sales were driven by strong Freight segment growth ... excluding impacts of FX, sales were up 10.8%

Op margin up from higher sales growth and improved productivity ... partially offset by unfavorable mix and higher input costs

EPS driven by strong Freight segment sales ... GAAP EPS up 16.9% and adjusted EPS up 14.1% YoY

Strong cash generation enabling investment for future growth and maximizing shareholder returns

STRONG EXECUTION IN HIGHLY VOLATILE ENVIRONMENT

17

(1) Year-over-year cash flow benefit from securitization of accounts receivable was $113 million
(2) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC

2023 outlook and guidance

REVENUES

$8.7B to $9.0B

ADJUSTED EPS

$5.15 to $5.55

CASH CONVERSION (1)

>90%

STRONG MOMENTUM ACROSS THE PORTFOLIO

EQUIPMENT
Higher deliveries of locomotives

COMPONENTS
Higher railcar build and improved demand for industrial components

SERVICES
Continued demand for reliable, efficient power and higher deliveries of MODs ... partially offset by uptick in locomotive parkings

DIGITAL ELECTRONICS
Growth driven by next gen technologies, international expansion and 2022 acquisitions

TRANSIT
Increased global infrastructure investment

KEY ASSUMPTIONS
Adjusted operating margin up
- Favorable productivity/absorption offset by mix
- SG&A as % of sales down
- Engineering as % of sales flat

Tax rate ~25.5%
Capex ~2% of sales

18

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

WABTEC

Key takeaways

5-YEAR OUTLOOK(1)

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

(1) Long-term guidance as of March 9, 2022

01 Revenue and margin growth in 2022 ... delivering on our full-year financial commitments despite geopolitical and macro challenges

02 Continuous cost improvement combined with initial realization of Integration 2.0 savings driving margin expansion

03 Well-positioned to drive profitable growth with strong momentum across the portfolio and increased multi-year visibility

04 Strong long-term business fundamentals driving higher returns and maximizing long-term value creation for shareholders

19

20 Income statement Appendix A ( 1 of 2) 2022 2021 2022 2021 Net sales 2,306$ 2,073$ 8,362$ 7,822$ Cost of sales (1,654) (1,421) (5,822) (5,453) Gross profit 652 652 2,540 2,369 Gross profit as a % of Net Sales 28.3% 31.5% 30.4% 30.3% Selling, general and administrative expenses (272) (264) (1,029) (1,030) Engineering expenses (60) (52) (209) (176) Amortization expense (73) (72) (291) (287) Total operating expenses (405) (388) (1,529) (1,493) Operating expenses as a % of Net Sales 17.5% 18.7% 18.3% 19.1% Income from operations 247 264 1,011 876 Income from operations as a % of Net Sales 10.7% 12.7% 12.1% 11.2% Interest expense, net (51) (42) (186) (177) Other income, net 14 13 29 38 Income before income taxes 210 235 854 737 Income tax expense (51) (42) (213) (172) Effective tax rate 24.3% 17.4% 25.0% 23.2% Net income 159 193 641 565 Less: Net income attributable to noncontrolling interest (1) (3) (8) (7) Net income attributable to Wabtec shareholders 158$ 190$ 633$ 558$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 0.87$ 1.02$ 3.46$ 2.96$ Diluted Net income attributable to Wabtec shareholders 0.86$ 1.02$ 3.46$ 2.96$ Basic 181.0 186.0 182.2 187.7 Diluted 181.7 186.5 182.8 188.1 December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

21Appendix A ( 2 of 2) Income statement (cont.) 2022 2021 2022 2021 Segment Information Freight Net Sales 1,669$ 1,425$ 6,012$ 5,239$ Freight Income from Operations 209$ 207$ 864$ 717$ Freight Operating Margin 12.5% 14.5% 14.4% 13.7% Transit Net Sales 637$ 648$ 2,350$ 2,583$ Transit Income from Operations 63$ 79$ 231$ 238$ Transit Operating Margin 9.9% 12.2% 9.8% 9.2% Backlog Information (Note: 12-month is a sub-set of total) December 31, 2022 September 30, 2022 December 31, 2021 Freight Total 18,641$ 19,173$ 18,502$ Transit Total 3,800 3,437 3,667 Wabtec Total 22,441$ 22,610$ 22,169$ Freight 12-Month 4,901$ 4,567$ 4,520$ Transit 12-Month 1,859 1,700 1,748 Wabtec 12-Month 6,760$ 6,267$ 6,268$ December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

22Balance sheet Appendix B December 31, 2022 December 31, 2021 In mill ions Cash, cash equivalents and restricted cash 541$ 473$ Receivables, net 1,519 1,477 Inventories 2,034 1,689 Other current assets 233 193 Total current assets 4,327 3,832 Property, plant and equipment, net 1,429 1,497 Goodwill 8,508 8,587 Other intangible assets, net 3,402 3,705 Other noncurrent assets 850 833 Total assets 18,516$ 18,454$ Current liabilities 3,467$ 2,910$ Long-term debt 3,751 4,056 Long-term liabilities - other 1,151 1,249 Total liabilities 8,369 8,215 Shareholders' equity 10,102 10,201 Noncontrolling interest 45 38 Total shareholders' equity 10,147 10,239 Total Liabilities and Shareholders' Equity 18,516$ 18,454$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

23Appendix C Cash flow 2022 2021 In mill ions Operating activities Net income 641$ 565$ Non-cash expense 506 571 Receivables (52) (76) Inventories (368) (41) Accounts Payable 306 109 Other assets and liabilities 5 (55) Net cash provided by operating activities 1,038 1,073 Net cash used for investing activities (235) (540) Net cash used for financing activities (708) (653) Effect of changes in currency exchange rates (27) (6) Increase (decrease) in cash 68 (126) Cash, cash equivalents and restricted cash, beginning of period 473 599 Cash, cash equivalents and restricted cash, end of period 541$ 473$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Twelve Months Ended December 31,

Appendix D
(1 of 2)

24

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter 2022 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,306	$ 652	$ (405)	$ 247	$ (37)	$ (51)	$ 159	$ (1)	$ 158	$ 0.86
Restructuring costs	-	31	1	32	-	(8)	24	-	24	$ 0.14
Non-cash Amortization expense	-	-	73	73	-	(19)	54	-	54	$ 0.30
Adjusted Results	$ 2,306	$ 683	$ (331)	$ 352	$ (37)	$ (78)	$ 237	$ (1)	$ 236	$ 1.30
Fully Diluted Shares Outstanding										181.7

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2022 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 8,362	$ 2,540	$ (1,529)	$ 1,011	$ (157)	$ (213)	$ 641	$ (8)	$ 633	$ 3.46
Restructuring costs	-	43	9	52	-	(13)	39	-	39	$ 0.21
Non-cash Amortization expense	-	-	291	291	-	(73)	218	-	218	$ 1.19
Adjusted Results	$ 8,362	$ 2,583	$ (1,229)	$ 1,354	$ (157)	$ (299)	$ 898	$ (8)	$ 890	$ 4.86
Fully Diluted Shares Outstanding										182.8

Wabtec CORPORATION

Appendix D
(2 of 2)

25

EPS

and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,073	$ 652	$ (388)	$ 264	$ (29)	$ (42)	$ 193	$ (3)	$ 190	$ 1.02
Restructuring costs	-	5	(7)	(2)	-	5	3	-	3	$ 0.01
Non-cash Amortization expense	-	-	72	72	-	(18)	54	-	54	$ 0.29
Foreign Exchange Gain	-	-	-	-	(1)	-	(1)	-	(1)	$ (0.01)
Amended Return, net	-	-	-	-	-	(25)	(25)	-	(25)	$ (0.13)
Adjusted Results	$ 2,073	$ 657	$ (323)	$ 334	$ (30)	$ (80)	$ 224	$ (3)	$ 221	$ 1.18
Fully Diluted Shares Outstanding										186.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,822	$ 2,369	$ (1,493)	$ 876	$ (139)	$ (172)	$ 565	$ (7)	$ 558	$ 2.96
Restructuring costs	-	53	25	78	-	(15)	63	-	63	$ 0.33
Non-cash Amortization expense	-	-	287	287	-	(74)	213	-	213	$ 1.13
Foreign Exchange Gain	-	-	-	-	(8)	2	(6)	-	(6)	$ (0.03)
Amended Return, net	-	-	-	-	-	(25)	(25)	-	(25)	$ (0.13)
Adjusted Results	$ 7,822	$ 2,422	$ (1,181)	$ 1,241	$ (147)	$ (284)	$ 810	$ (7)	$ 803	$ 4.26
Fully Diluted Shares Outstanding										188.1

Wabtec CORPORATION

Appendix E 26

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$247		$14		$119		$380		$29		$409

Wabtec Corporation
2022 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,011		$29		$473		$1,513		$49		$1,562

Wabtec Corporation
2021 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$264		$13		$121		$398		($2)		$396

Wabtec Corporation
2021 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$876		$38		$485		$1,399		$78		$1,477

Wabtec CORPORATION

27 Sales by product line Appendix F In millions 2022 2021 Freight Segment Equipment 430$ 377$ Components 241 218 Digital Electronics 225 167 Services 773 663 Total Freight Segment 1,669$ 1,425$ Transit Segment Original Equipment Manufacturer 280$ 299$ Aftermarket 357 349 Total Transit Segment 637$ 648$ In millions 2022 2021 Freight Segment Equipment 1,528$ 1,302$ Components 936 867 Digital Electronics 729 640 Services 2,819 2,430 Total Freight Segment 6,012$ 5,239$ Transit Segment Original Equipment Manufacturer 1,095$ 1,193$ Aftermarket 1,255 1,390 Total Transit Segment 2,350$ 2,583$ Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended December 31,

28Segment gross margin & operating margin reconciliation Appendix G In mill ions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 482$ 209$ 454$ 207$ 1,896$ 864$ 1,667$ 717$ Freight Segment Reported Margin 28.9% 12.5% 31.9% 14.5% 31.5% 14.4% 31.8% 13.7% Restructuring costs 8 7 3 (7) 15 15 8 9 Non-cash Amortization expense - 68 - 67 - 272 - 267 Freight Segment Adjusted Results 490$ 284$ 457$ 267$ 1,911$ 1,151$ 1,675$ 993$ Freight Segment Adjusted Margin 29.4% 17.0% 32.1% 18.7% 31.8% 19.1% 32.0% 19.0% Transit Segment Reported Results 170$ 63$ 198$ 79$ 644$ 231$ 702$ 238$ Transit Segment Reported Margin 26.7% 9.9% 30.6% 12.2% 27.3% 9.8% 27.2% 9.2% Restructuring costs 23 27 2 4 28 37 45 59 Non-cash Amortization expense - 5 - 5 - 19 - 20 Transit Segment Adjusted Results 193$ 95$ 200$ 88$ 672$ 287$ 747$ 317$ Transit Segment Adjusted Margin 30.3% 14.8% 30.9% 13.6% 28.6% 12.2% 28.9% 12.3% 2022 2021 2022 2021 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended December 31, Twelve Months Ended December 31,

29 Segment sales reconciliation Appendix H In mil lions Freight Transit Consolidated 2021 Net Sales 1,425$ 648$ 2,073$ Acquisitions 21 1 22 Foreign Exchange (21) (71) (92) Organic 244 59 303 2022 Net Sales 1,669$ 637$ 2,306$ Change ($) 244 (11) 233 Change (%) 17.1% -1.7% 11.2% Freight Transit Consolidated 2021 Net Sales 5,239$ 2,583$ 7,822$ Acquisitions 83 4 87 Foreign Exchange (62) (242) (304) Organic 752 5 757 2022 Net Sales 6,012$ 2,350$ 8,362$ Change ($) 773 (233) 540 Change (%) 14.8% -9.0% 6.9% Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended December 31,

30 Cash conversion reconciliation Appendix I Wabtec Corporation 2022 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $410 $159 $120 147% Wabtec Corporation 2022 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,038 $641 $479 93% Wabtec Corporation 2021 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $314 $193 $123 99% Wabtec Corporation 2021 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,073 $565 $491 102% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =